UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2007

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2007, CSK Auto Corporation (the "Company") announced the selection of Lawrence N. Mondry as the Company’s new President and Chief Executive Officer to succeed its current Chief Executive Officer and Chairman of the Board, Maynard Jenkins, who had previously announced his intent to retire. On August 15, 2007, having completed the filing of its remaining fiscal 2006 SEC 1934 Securities Exchange Act reports, the Company announced Mr. Jenkins’ retirement and concurrent resignation from the Company, and Mr. Mondry’s appointment to the President and Chief Executive Officer positions and election to the Board of Directors. No compensation will be paid to Mr. Mondry for his service on the Board. Additional information regarding Mr. Mondry, as well as a description of his executive compensation arrangements, is detailed in the Current Report on Form 8-K filed by the Company on June 13, 2007.

Also on August 15, 2007, the Company announced that the Board appointed its current lead director, Charles K. Marquis, as its non-executive Chairman of the Board, following the resignation of Mr. Jenkins. Additional information regarding Mr. Marquis is included in the Company’s Annual Report on 10-K, Item 10, filed by the Company on July 9, 2007, and is available on the Company’s website.

The press release announcing these appointments is being filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 10, 2007, the Company adopted the Third Amendment to Amended and Restated By-Laws of the Company, as adopted by the Board as of April 27, 1999, and as subsequently amended (the "Third Amendment"). The Third Amendment generally (1) permits separation of the (i) Chief Executive Officer and Chairman of the Board positions and (ii) President and Chief Operating Officer positions (i.e., permits such positions to be held by different officers), (2) addresses the duties and powers of each such position, and (3) adds the CEO to the list of officers who can accept a director’s or officer’s resignation.

The description of the amendments to the Bylaws set forth in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Form of Third Amendment filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Form 8-K:

Exhibit No. Description
3.1 - Form of Third Amendment, effective August 10, 2007, to Amended and Restated By-Laws of CSK Auto Corporation.
99.1 - Press Release dated August 15, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

August 15, 2007	By:	Randi Val Morrison

Name: Randi Val Morrison
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Form of Third Amendment, effective August 10, 2007, to Amended and Restated By-Laws of CSK Auto Corporation.
99.1	Press Release dated August 15, 2007.